[Illegible]                                                          [Illegible]


                                                                     EXHIBIT 3.4


        Certificate of Amendment of the Certificate of Incorporation of

                      PROGRAMMED BOOKKEEPING SYSTEMS, INC.

               under Section 805 of the Business Corporation Law

IT IS HEREBY CERTIFIED THAT:

     (1) The name of the corporation is PROGRAMMED BOOKKEEPING SYSTEMS, INC.

     (2) The certificate of incorporation was filed by the department of state on the 18th day of September 1968.

     (3) The certificate of incorporation of this corporation is hereby amended to effect the following change.*

          (1) Article I of the Certificate of Incorporation is hereby changed to reflect the following:

               "ARTICLE I

                    The name of the corporation is ISLAND RESOURCES, INC."





[Illegible]

IN WITNESS WHEREOF, this certificate has been subscribed this [ILLEGIBLE] day of January 19[ILLEGIBLE] by the undersigned who affirm(s) that the statements made herein are true under the penalties of perjury.


     Type name           Capacity in which signed              Signature
     ---------           ------------------------              ---------
Edward C. Horowitz              President                /s/ EDWARD C. HOROWITZ
--------------------------------------------------------------------------------

Stephen B. Schneer              Secretary                /s/ STEPHEN B. SCHNEER
--------------------------------------------------------------------------------


================================================================================

        Certificate of Amendment of the Certificate of Incorporation of

                      PROGRAMMED BOOKKEEPING SYSTEMS, INC.

               under Section 805 of the Business Corporation Law

================================================================================


                                                        STATE OF NEW YORK
                                                        DEPARTMENT OF STATE

                                                        FILED MAY 9, [ILLEGIBLE]

                                                        AMT OF CHECK $36
                                                        FILING FEE $30
                                                        TAX $________
                                                        COPY $ ______
                                                        CERT $ ______
                                                        REFUND $ ____

                                                        BY: /s/ PU
                                                            -------------
                                                              Queens